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                                                                 EXHIBIT 23.1

                          INDEPENDENT AUDITORS' REPORT


The Partners
Marcus Cable Company, L.P.:


We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                                           KPMG Peat Marwick LLP


Dallas, Texas
April 24, 1997